Exhibit 10.2

METAVANTE TECHNOLOGIES, INC.

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

OF

MICHAEL D. HAYFORD

THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT is made as of the 1st day of November, 2008 by and between Metavante Technologies, Inc., a Wisconsin corporation (“Metavante Technologies”), and Michael D. Hayford (the “Executive”).

RECITALS

WHEREAS, Metavante Technologies and the Executive are parties to that certain Employment Agreement (the “Employment Agreement”) dated as of November 1, 2007; and

WHEREAS, the parties wish to amend the Employment Agreement to reflect a change in the Executive’s title;

NOW, THEREFORE, the parties hereby agree as follows:

1. Section 3(a) of the Employment Agreement is hereby amended to change the Executive’s title from “Senior Executive Vice President and Chief Operating Officer” to “President and Chief Operating Officer”.

2. Section 10(b)(ii)(C) is revised to read “a material diminution of the Executive’s title from President and Chief Operating Officer.”

3. Except as set forth above, no other changes are made to the Employment Agreement and the Employment Agreement remains in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

METAVANTE TECHNOLOGIES, INC.

By:	/s/ Donald W. Layden, Jr.
Name:	Donald W. Layden, Jr.
Title:	Senior Executive Vice President,
General Counsel and Secretary

/s/ Michael D. Hayford
Michael D. Hayford